UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2026

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5005 McConnell Avenue Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 665-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K, dated April 24, 2026, filed by Armata Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on April 27, 2026 (the “Original Form 8-K”). The Original Form 8-K reported the appointment of Dr. Daniel Gilmer to the Board of Directors of the Company (the “Board”), effective as of April 24, 2026. At the time of the Original Form 8-K, the Board had not yet determined the Board committee assignments for Dr. Gilmer. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed solely to disclose the Board’s determination of Dr. Gilmer’s Board committee assignments.

The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Form 8-K is amended by this Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 24, 2026, the Board appointed Dr. Gilmer to serve on the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), effective as of June 24, 2026.

Dr. Gilmer will be compensated for his services on the Nominating and Corporate Governance Committee pursuant to the compensation program for non-employee directors described in the Company’s proxy statement dated April 27, 2026 for the Company’s 2026 annual meeting of shareholders, except that his cash retainer for his service as a member of the Nominating and Corporate Governance Committee will be $5,000, in accordance with the changes implemented by the Board to the compensation program for non-employee directors for 2026. Such cash retainer will be pro-rated based on the effective date of Dr. Gilmer’s appointment to the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2026	Armata Pharmaceuticals, Inc.

	By:	/s/ David House
	Name:	David House
	Title:	Senior Vice President, Finance and Principal Financial Officer